                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 10, 1997

                      BAY VIEW SECURITIZATION CORPORATION
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        DELAWARE                      333-16233                  93-1225376
----------------------------   ------------------------   ----------------------
State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
of incorporation or                                         Identification No.)
organization


       C/O BAY VIEW BANK
    2121 SO. EL CAMINO REAL
     SAN MATEO, CALIFORNIA                                     94403
------------------------------------------          ----------------------------
   Address of principal executive offices                     Zip Code



      Registrant's telephone number, including area code:  (415) 573-7300


                                 Not Applicable
--------------------------------------------------------------------------------
  (Former name, former address, and former fiscal year, if changed since last report)
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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits


Exhibit 99.1     Monthly Servicer's Report dated March 31, 1997


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                      BAY VIEW 1997 RA-1 AUTO TRUST
                                 BY:  BAY VIEW SECURITIZATION CORPORATION
                                      ORIGINATOR OF TRUST



Dated: April 25, 1997                 BY:  /s/ David A. Heaberlin
                                           ----------------------
                                             David A. Heaberlin
                                             Treasurer and Chief Financial
                                             Officer

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